SCHEDULE 14A
                                  (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement               [  ]Confidential, For Use of
                                                   the Commission Only
                                                   (as permitted by
                                                   Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         EXCHANGE BANCSHARES, INC.
            ________________________________________________
            (Name of Registrant as Specified in Its Charter)
  _______________________________________________________________________
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]     No fee required
     [  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
             0-11
     (1)     Title of each class of securities to which transaction applies:
                                     N/A
                 __________________________________________
     (2)     Aggregate number of securities to which transaction applies:
                                     N/A
                 __________________________________________
     (3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
                 __________________________________________
     (4)     Proposed maximum aggregate value of transaction:
                                     N/A
                 __________________________________________
     (5)     Total fee paid:
                                     N/A
                 __________________________________________
     [  ]     Fee paid previously with preliminary materials:
                                     N/A
                 __________________________________________
     [  ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)     Amount previously paid:
                                     N/A
                 __________________________________________
     (2)     Form, Schedule or Registration Statement no.:
                                     N/A
                 __________________________________________
     (3)     Filing party:
                                     N/A
                 __________________________________________
     (4)     Date filed:
                                     N/A
                 __________________________________________

                         EXCHANGE BANCSHARES, INC.
                              237 Main Street
                          Luckey, Ohio 43443-0177
                         Telephone: (419) 833-3401

________________________________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
________________________________________________________________________________

To The Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Exchange Bancshares, Inc. will held on Wednesday, May 20, 1998 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio following a dinner for shareholders to be held at 6:30 p.m.

     The meeting is for the following purposes:

     1. To elect three Class III Directors of Exchange Bancshares, Inc., each for a three year term expiring in 2001.

     2. To ratify the selection of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ending December 31, 1998.

     3. To act on such other matters that may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting and the voting recommendations of Management. The 1997 Annual Report of Exchange Bancshares, Inc. is also enclosed. Shareholders of record at the close of business on March 16, 1998 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.

                                   By Order of the Board of Directors

                                   /s/ Marion Layman

                                   Marion Layman
                                   Chairman and Chief Executive Officer


Luckey, Ohio
April 15, 1998

                                   IMPORTANT

          PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE, OR OTHERWISE BY DELIVERY TO EXCHANGE BANCSHARES, INC. AT P.O. BOX 177, LUCKEY, OHIO 43443, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OF REVOCATION AND VOTING IN PERSON.

                            EXCHANGE BANCSHARES, INC.
                                237 Main Street
                             Luckey, Ohio 43443-0177
                            Telephone: (419) 833-3401
________________________________________________________________________________

                                PROXY STATEMENT
________________________________________________________________________________

     This Proxy Statement is furnished by the Board of Directors and Management of Exchange Bancshares, Inc. (the "Company"), the sole shareholder of The Exchange Bank (the "Bank"), in connection with the solicitation of proxies to be voted at the Company's 1998 Annual Meeting of Shareholders, which will be held following a 6:30 p.m. dinner for the shareholders on Wednesday, May 20, 1998 at Eastwood High School, 4900 Sugar Ridge Road, Pemberville, Ohio, 43450, (the "Meeting").

     The close of business on March 16, 1998 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 491,095 shares of the Company's Common Stock, par value $5.00 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Company on the close of business on March 16, 1998 on all matters that come before the Meeting.

     Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Company, by submitting a later-dated proxy, or by attending the meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

     A majority of the voting power of the Company must be represented at the Meeting in person or by proxy to form a quorum for the transaction of business. Abstentions and broker nonvotes on any proposal are voted neither "for" nor "against" the proposal. Whereas abstentions on any proposal are counted in the determination of a quorum for that proposal, broker nonvotes are not so counted.

     The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Company. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is April 15, 1998.

     The Annual Report of the Company for the fiscal year ended December 31, 1997 is enclosed with this Proxy Statement.

                              ELECTION OF DIRECTORS

General

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three (3) classes with three (3) directors in each class and with the term of office of only one class expiring in each year. At each annual meeting of shareholders, Directors chosen to succeed those whose terms have then expired are elected for a term of office expiring at the third succeeding annual meeting of the shareholders after their election. The Company currently has nine (9) Directors, with three Directors in Class III with terms expiring in 1998, three Directors in Class I with terms expiring in 1999, and three Directors in Class II with terms expiring in 2000.

Election of Directors in Class III

     The terms of office of Joseph R. Hirzel, Rolland I. Huss and Marion Layman, the three Directors in Class III, who are currently serving as members of the Board of Directors, will expire at the 1998 annual meeting of shareholders upon the election and qualification of their successors. Mr. Hirzel, Mr. Huss and Mr. Layman all have been nominated by the Board of Directors to serve additional three (3) year terms. Under Section 1.12 of the Company's Code of Regulations, shareholders desiring to nominate a candidate for election as Directors must deliver to the Company a written notice setting forth the candidate's name, qualification and background not less than sixty
(60) days prior to the meeting in question. No additional nominations have been received for the 1998 annual meeting.

     Additional information concerning Mr. Hirzel, Mr. Huss, and Mr. Layman, and the continuing Directors of the Company is provided below. The Board of Directors and Management recommend that you vote FOR the election of such nominees as Class III Directors of the Company. In the event that any of these nominees should be unable to serve once elected, which is not anticipated, the proxy committee, which consists of A. John Moore, Sharon Hoffman, and Jeffrey Cross, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

     In the election of directors, shareholders do not have cumulative voting rights. Without cumulative voting, the total number of votes that may be cast for any nominee may not exceed the number of shares that the shareholder is authorized to vote at the meeting. The persons receiving the greatest number of votes will be elected as Directors. Only votes in favor of a candidate are counted for such purpose, without any reduction for votes withheld from or cast against the particular candidate.

Information Regarding Nominees and Continuing Directors

     The following table provides certain information concerning the background and share ownership of the Class III nominees and the continuing Directors of the Company, as well as the share ownership of all directors and executive officers of the Company.

                                 Principal                            Beneficial
Name of Nominee                 Occupation                            Ownership
 or Continuing                 During Past            Director        of Common         % of
   Director          Age        Five Years              Since         Stock <F2>       Class
   ________         ____        __________              _____         __________       _____

CLASS III NOMINEE DIRECTORS --- TERM EXPIRES IN 2001
Joseph R. Hirzel     60     Corporate Secretary         1989 <F1>      2 049 <F1>      0.42%
                            of Hirzel Canning Co.

Rolland I. Huss      68     Farm Owner and Operator     1977 <F1>     27,927 <F6>      5.69%

Marion Layman        72     Chairman, The Exchange      1962 <F1>     12,802 <F7>      2.61%
                            Bank and Chairman,
                            President, and CEO of
                            Exchange Bancshares, Inc.
CLASS I CONTINUING DIRECTORS -- TERM EXPIRES IN 1999
Donald A. Gerke      55     Educator                    1995           2,545 <F9>      0.52%

David G. Marsh       41     Funeral Director            1993 <F1>        287 <F8>      0.06%

Edmund J. Miller     55     Television Broadcasting     1995           1,871 <F10>     0.38%
                            Engineer
CLASS II CONTINUING DIRECTORS -- TERM EXPIRES IN 2000
Cecil R. Adkins      69     Self employed in            1989 <F1>      1,696 <F3>      0.35%
                            manufactured housing

Norma J. Christen    68     Restaurant Owner            1996          26,805           5.46%

Donald H. Lusher     72     Owns and maintains          1970 <F1>      2,828 <F5>      0.58%
                            real estate rentals

All Directors and
Executive Officers
as a Group
(9 Persons)          --     --                          --            78,810          16.05%

________________________________________________
<FN?
<F1>  Directorships were with the Bank alone until 1993 and with the Bank and the Company since such date. Mr. Marsh was elected to the Company Board in 1994. Mr. Gerke and Mr. Miller were elected to the Company Board in 1995. Mrs. Christen was elected to the Company in 1996. The reorganization of the Bank as a subsidiary of the Holding Company was completed January 3, 1994.

<F2>  All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of December 31, 1997.
<F3>  Includes 1,290 shares jointly owned by Mr. Adkin's wife.
<F4>  Includes 123 shares owned by Mr. Hirzel's wife.
<F5>  Includes 478 shares owned by Mr. Lusher's wife.
<F6>  Includes 397 shares owned by Mr Huss' wife and 54 shares owned jointly with two grandchildren.
<F7>  Includes 4,656 shares owned by Mr. Layman's wife.
<F8>  Owned jointly with Mr. Marsh's wife.
<F9>  Includes 1,526 shares owned by Mr. Gerke's wife.
<F10> Includes 393 owned jointly with 3 children, 798 owned jointly with wife and 127 owned by Mr. Miller's wife.

Joseph R. Hirzel

     Joseph R. Hirzel has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Hirzel is the Corporate Secretary of the Hirzel Canning Company and serves as Secretary and Treasurer of the Company.

Rolland I. Huss

     Rolland I. Huss has served on the Board of Directors of the Bank since 1977 and the Company since 1993. Mr. Huss is a farm owner and operator and serves as Vice Chairman of the Company.

Marion Layman

     Marion Layman has served on the Board of Directors of the Bank since 1962 and the Company since 1993. Mr. Layman is Chairman of the Board of The Exchange Bank and Chairman, President and Chief Executive Officer of the Company.

Donald A. Gerke

     Donald A. Gerke has served on the Board of Directors of the Bank since 1994 and the Company since 1995. Mr. Gerke is an educator, having taught high school mathematics and presently is a part time mathematics instructor at Bowling Green State University.

David G. Marsh

     David G. Marsh has served on the Board of Directors of the Bank since 1993 and the Company since 1994. Mr. Marsh is president of Marsh Funeral Home, Inc.

Edmund J. Miller

     Edmund J. Miller has served on the Board of Directors of the Company since 1995 and the Bank since 1996. Mr. Miller is a television broadcast engineer with Cosmos Broadcasting, WTOL television.

Cecil R. Adkins

     Cecil R. Adkins has served on the Board of Directors of the Bank since 1989 and the Company since 1993. Mr. Adkins is self-employed in the manufactured housing industry.

Norma J. Christen

     Norma J. Christen has served on the Board of Directors of the Company since 1996. She has owned and operated a restaurant since 1983.

Donald H. Lusher

     Donald H. Lusher has served on the Board of Directors of the Bank since 1970 and the Company since 1993. Mr. Lusher owns and maintains real estate rental properties.

     No family relationships exist between the Company's Directors, nominees and executive officers. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

     The Board of Directors of the Company met eight (8) times during 1997. Each director attended at least seventy-five percent (75%) of such meetings. The Company has no Board Committees. Non-employee Directors of the Company receive $200.00 for each meeting attended. Employee directors are not compensated separately for Board activities.

                       EXECUTIVE OFFICERS OF THE COMPANY

                                                              Principal Occupation
Name                Age            Position                  During Past Five Years
____                ___            ________                  ______________________
Marion Layman        72     Chairman, President and         Chairman, President and Chief
                            Chief Executive Officer         Executive Officer of The Exchange
                                                            Bank and Chairman and President of
                                                            Exchange Bancshares, Inc.

Rolland I. Huss      68     Vice Chairman                   Farm owner and farm operator

Joseph R. Hirzel     60     Secretary and Treasurer         Corporate Secretary of Hirzel Canning  Co.

Executive Officers serve at the pleasure of the Board of Directors and until their successors are appointed. They have no definite terms of office.

                                 EXECUTIVE COMPENSATION

     The following table sets forth information as to the compensation paid or accrued by the Company and/or the Bank during 1997, 1996, and 1995 for Mr. Marion Layman, Chairman, President and Chief Executive Officer of the
Company. No executive officer of the Company received compensation for services to the Company or the Bank during last three fiscal years in excess of $100,000.

                             SUMMARY COMPENSATION TABLE
________________________________________________________________________________

                                                          Long Term
                                        Annual           Compensation        All Other
                                     Compensation           Awards         Compensation <F1>
                                  ___________________    _____________   ____________________
Name and                                                                 Restricted
Principal                                                 Other Annual      Stock
Principal Position       Year       Salary      Bonus    Compensation<F1>   Award     Options
Marion Layman,           1997     $48,816.19     N/A           N/A           N/A        N/A
Chairman,                1996     $45,960.09     N/A           N/A           N/A        N/A
President                1995     $42,152.24     N/A           N/A           N/A        N/A
and Chief Executive
Officer

____________________
[FN]
<F1>  No other compensation was provided to Mr. Layman for services to the
      Company or the Bank during 1995, 1996, or 1997 in amounts sufficient to require disclosure.

                              PRINCIPAL SHAREHOLDERS

     Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of Management, the only persons or entities who have beneficial ownership, directly or indirectly, of 5% or more of the Company's Common Stock are as follows:

Name and Address of                   Beneficial Ownership
Beneficial Owner                      of Common Stock <F1>          Percent of Class
________________                      ____________________          ________________
Norma J. Christen                           26,805                        5.46%
714 N. Main Street
Bowling Green, OH 43402

Rolland I. Huss                             27,927<F2>                    5.69%
1442 Middleton Pike
Luckey, OH 43443

Joanne R. Moran                             30,742                        6.26%
4912 Skelly Drive
Toledo, OH 43623

_______________________
[FN]
<F1>   All shares are held of record with sole voting and investment power unless otherwise indicated.
<F2>   Includes 397 shares owned by Mr. Huss' wife and 54 shares owned jointly with two grandchildren. Beneficial ownership numbers are as of December 31, 1997.

          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Company and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unrelated third parties and that do not involve more than normal risk of collectability or present other unfavorable features. The Company and the Bank also have had and expect to have other transactions in the ordinary course of business with their Directors, officers, principal shareholders and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated third parties.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and Directors and persons who own 10% or more of the Company's common shares to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, Directors and 10% or greater shareholders are required by the Commission's regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The same requirements applied to officers, Directors, and 10% shareholders of the Bank prior to the holding company reorganization on January 3, 1994, except that such Form 3, 4 and 5 reports were previously filed with the Board of Governors of the Federal Reserve System.

          RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Bank has engaged the firm of Robb, Dixon, Francis, David, Oneson and Company, independent certified public accountants, to report upon the financial statements included in the Annual Report submitted herewith. Representatives of said firm are not required or expected to be in attendance at the Annual Meeting. Other services performed for the Bank and the Company by Robb, Dixon, Francis, Davis, Oneson and Company have included the preparation of the Company's federal income tax returns, the filing with the Board of Governors of the Federal Reserve System of all reports required under Regulation F of the Board of Governors, and assistance with the ongoing audit and control program of the Bank. The Company and the Bank have selected the firm of Robb, Dixon, Francis, Davis, Oneson and Company to report upon their 1997 financial statements. The Board of Directors of the Company recommends that shareholders vote FOR the ratification of Robb, Dixon, Francis, Davis, Oneson and Company as the Company's independent certified public accountants for the fiscal year ended December 31, 1998.

                                  OTHER BUSINESS

     The Board of Directors is not aware of any business to come before the Annual Meeting of the shareholders other than that described in the above Proxy Statement and Notice of Annual Meeting of Shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

       SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1999 ANNUAL MEETING

     The Board of Directors requests that any shareholder proposals intended for presentation at the 1999 Annual Meeting be submitted to Marion Layman, President and Chief Executive Officer, in writing no later than December 31, 1998 for consideration for inclusion in the Company's proxy materials for such meeting.

                          AVAILABILITY OF FORM 10-KSB

     Upon written request of any shareholder of record of the Company, the Company will furnish without charge a copy of its Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission for its year ended December 31, 1997. All requests must be in writing and addressed to: Joseph R. Hirzel, Secretary, Exchange Bancshares, Inc., P.O. Box 177, Luckey, Ohio 43443.

                                   By Order of the Board of Directors

                                   /s/ Marion Layman

                                   Marion Layman, Chairman,
                                   President and Chief Executive Officer

                                   APPENDIX A

                            EXCHANGE BANCSHARES, INC.
                                 237 Main Street
                             Luckey, Ohio 43443-0177
                            Telephone: (419) 833-3401
________________________________________________________________________________

                                     PROXY
________________________________________________________________________________

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 1998.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The undersigned, having received notice of the Annual Meeting of Shareholders of Exchange Bancshares, Inc. to be held following the 6:30 p.m. dinner for shareholders on Wednesday, May 20, 1998 hereby designates and appoints A. John Moore, Sharon Hoffman and Jeffrey Cross, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $5.00 per share, of Exchange Bancshares, Inc. that the undersigned is entitled to vote at such Meeting or at any adjournment thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.

Proposal 1.   To elect the following three (3) nominees of Exchange Bancshares,
              Inc. to Class III of the Board of Directors, Joseph R. Hirzel,
              Rolland I. Huss, and Marion Layman.

              ________ FOR THE NOMINEES (EXCEPT AS MARKED BELOW)

              ________ WITHHOLD AUTHORITY FOR ONE OR MORE OF THE NOMINEES

              IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, ENTER THE NAME(S) ON THE FOLLOWING LINE_____________________________________

Proposal 2.   To ratify the selection of Robb, Dixon, Francis, Davis, Oneson and
              Company as the Company's independent certified public accountants for the fiscal year ended December 31, 1998.

              ________ FOR  ________ AGAINST  ________ ABSTAIN

     The Board of Directors recommends a vote FOR the election of the named nominees and FOR Proposal 2. Please make an "X" in one of the spaces provided under each proposal.

     THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE;
(2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Company at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

Dated___________________

________________________________     __________________________________________
Print Name                           Signature of Shareholder

________________________________     __________________________________________
Print Name                           Signature of Shareholder

(Please sign Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)
PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.